EXHIBIT 23.1
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CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
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Board of Directors
Medical Advisory Systems, Inc.

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-92471) of our report dated December 15, 2000, relating to the consolidated financial statements of Medical Advisory Systems, Inc. appearing in the Company's Annual Report on Form 10-K for the year ended October 31, 2000.



                                                        BDO Seidman, LLP

Washington, D.C.
January 26, 2001